DISCOVERY, INC. REPORTS SECOND QUARTER 2018 RESULTS

Silver Spring, MD – August 7, 2018: Discovery, Inc. (“Discovery” or the “Company”) (NASDAQ: DISCA, DISCB, DISCK) today reported financial results for the second quarter ended June 30, 2018.

“We delivered solid financial results in our first full quarter as a combined company and continued to make great progress with our integration of Scripps Networks Interactive and our pivot to digital, mobile and direct to consumer products and services,” said David Zaslav, President and Chief Executive Officer for Discovery. "As the global leader in real life entertainment, we are uniquely positioned in the media marketplace to deliver long-term value for our passionate superfans, shareholders and business partners around the world.”

Second Quarter 2018 Results
Second quarter revenues of $2,845 million increased 63% on a reported basis compared with the prior year quarter. Excluding the impact of foreign currency fluctuations and the Scripps Networks Interactive (“Scripps Networks”), Motor Trend Group, LLC (“MTG”) and the Oprah Winfrey Network (“OWN”) transactions (collectively, “the Transactions”)(1), revenues remained consistent, with a 5% increase in International Networks, offset by a 1% decrease in U.S. Networks and the sale of the education business(2) on April 30, 2018. On a pro forma(3) combined basis, excluding the impact of foreign currency fluctuations, total company second quarter revenues increased 1%, as International Networks revenues increased 5% and U.S. Networks revenues increased 1%, partially offset by a 69% decrease in Education and Other revenues.

Second quarter Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”)(4) increased 69% to $1,214 million on a reported basis compared with the prior year quarter. Excluding the impact of the Transactions and foreign currency fluctuations, Adjusted OIBDA remained consistent with the prior year quarter with a 12% increase at International Networks, which was offset by a 4% decrease at U.S. Networks. On a pro forma combined basis, excluding the impact of foreign currency fluctuations, total company second quarter Adjusted OIBDA increased 5%, as International Networks' Adjusted OIBDA increased 14% and U.S. Networks Adjusted OIBDA increased 1%.

Second quarter net income available to Discovery, Inc. ("DCI Net Income") was $216 million, compared with $374 million in the prior year quarter, as improved operating results were more than offset by higher restructuring and other charges associated with the integration of Scripps Networks, higher interest expense and a gain related to the sale of the education business versus a small loss last year related to the sale of the Raw and Betty production studios. Diluted earnings per share(5) decreased to $0.30 due to lower DCI Net Income. Adjusted Earnings Per Diluted Share ("Adjusted EPS")(4),(5), which excludes the impact of amortization of acquisition-related intangible assets, net of tax was $0.66. Adjusted EPS excluding restructuring and other charges as well as this year's gain on disposition versus last year's small loss on disposition was $0.77, and included $140 million (or $0.20 per share) of after-tax restructuring and other charges and $64 million (or $0.09 per share) of after-tax impact from this year's gain on disposition versus last year's small loss on disposition.

(1)
The Transactions refer to the Company's acquisition of Scripps Networks on March 6, 2018, acquisition of a controlling interest in OWN on November 30, 2017 and the contribution of businesses from MTG on September 25, 2017.

(2)	The Company sold a majority stake in the education business on April 30, 2018.
(3)
Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for the full list of pro forma adjustments and to page 11 for pro forma operating results.

(4)	See full definitions of Adjusted OIBDA and Adjusted EPS on page 5.
(5)	All per share amounts are calculated using DCI Net Income. Refer to table on page 21 for the full schedule.

Free cash flow(1) increased to $522 million for the second quarter of 2018 as cash flow from operations increased to $556 million while capital expenditures of $34 million were relatively consistent with the prior year. Second quarter cash flow from operations increased primarily due to higher operating results due to the Transactions offset by higher content costs, higher interest expense and higher restructuring costs.

SECOND QUARTER SEGMENT RESULTS

Total Company

(dollars in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Revenues:
U.S. Networks	$1,780	$890	100%	$2,954	$1,719	72%
International Networks	1,051	811	30%	2,149	1,558	38%
Education and Other	14	44	(68)%	49	81	(40)%
Corporate and Inter-Segment Eliminations	—	—	—%	—	—	—%
Total revenues	$2,845	$1,745	63%	$5,152	$3,358	53%

Adjusted OIBDA:
U.S. Networks	$983	$567	73%	$1,635	$1,068	53%
International Networks	336	236	42%	473	430	10%
Education and Other	—	5	(100)%	3	(1)	NM
Corporate and Inter-Segment Eliminations	(105)	(91)	(15)%	(200)	(177)	(13)%
Total Adjusted OIBDA	$1,214	$717	69%	$1,911	$1,320	45%

U.S. Networks

(dollars in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Revenues:
Distribution	$654	$400	64%	$1,168	$808	45%
Advertising	1,090	472	NM	1,717	877	96%
Other	36	18	100%	69	34	NM
Total revenues	$1,780	$890	100%	$2,954	$1,719	72%
Adjusted OIBDA	$983	$567	73%	$1,635	$1,068	53%
NM: Not Meaningful

U.S. Networks’ revenues for the second quarter of 2018 increased to $1,780 million on a reported basis compared with the prior year quarter. Excluding the impact of the Transactions, revenues decreased 1%, as distribution and advertising revenues both remained consistent, while other revenues decreased 33% due to lower program and merchandising sales. On a pro forma combined basis, U.S. Networks' revenues for the second quarter increased 1%, as distribution revenues and advertising revenues each increased 1%, while other revenues decreased 10%. The growth in pro forma combined distribution revenues was primarily due to an increase in contractual affiliate rates, partially offset by a decline in affiliate subscribers and to a lesser extent, lower contributions from content deliveries under licensing agreements.

(1)	Free cash flow is defined as cash provided by operating activities less purchases of property and equipment.

On a pro forma combined basis, total portfolio subscribers declined 5%, while subscribers to our fully distributed networks declined 3%. The growth in pro forma advertising revenues was primarily driven by continued monetization of our digital content offerings, and to a lesser extent higher pricing, partially offset by lower audience delivery on our linear networks.

Operating expenses for U.S. Networks on a reported basis increased to $797 million compared with prior year quarter operating expenses of $323 million. Excluding the impact of the Transactions, operating expenses increased 5%, as costs of revenues increased 3% and SG&A expenses increased 7%. On a pro forma combined basis, total operating expenses increased 1% as costs of revenues increased 1% and SG&A expenses remained consistent. The increase in pro forma combined operating expenses was primarily attributable to higher marketing spending due to the timing of premieres partially offset by lower personnel costs.

U.S. Networks' Adjusted OIBDA increased 73% to $983 million compared with the prior year quarter. Excluding the impact of the Transactions, U.S. Networks' Adjusted OIBDA decreased 4%. On a pro forma combined basis, Adjusted OIBDA increased 1%, as increases in distribution and advertising revenue were partially offset by increases in costs of revenues.

International Networks

(dollars in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Revenues:
Distribution	$532	$457	16%	$1,069	$904	18%
Advertising	473	333	42%	858	615	40%
Other	46	21	NM	222	39	NM
Total revenues	$1,051	$811	30%	$2,149	$1,558	38%
Adjusted OIBDA	$336	$236	42%	$473	$430	10%

International Networks’ revenues for the second quarter of 2018 increased 30% to $1,051 million compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, International Networks' revenues increased 5%, driven by a 6% increase in distribution revenues and a 60% increase in other revenues, while advertising revenues remained flat. On a pro forma combined basis, excluding the impact of foreign currency fluctuations, International Networks' revenues increased 5%, driven by a 6% increase in distribution revenues, a 2% increase in advertising revenues and a 37% increase in other revenues. Pro forma distribution revenue growth was primarily driven by increases in digital subscription revenues in Europe and higher pricing in Latin America, partially offset by pricing declines in Asia. Pro forma advertising revenue growth was primarily due to increased sell through resulting in higher sales volumes and higher pricing in certain markets in Europe. Pro forma other revenues increased primarily due to higher content sales.

Operating expenses for International Networks on a reported basis increased 24% compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, operating expenses increased 2%, as costs of revenues increased 2% and SG&A increased 3%. On a pro forma combined basis, excluding currency effects, operating expenses increased 2%, as costs of revenues increased 4%, primarily driven by spending on sports content and associated production costs, while SG&A decreased 3% due to lower personnel costs.

International Networks' Adjusted OIBDA increased 42% to $336 million compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, International Networks' Adjusted OIBDA increased 12%. On a pro forma combined basis, excluding currency effects, Adjusted OIBDA increased 14%. The increase in pro forma combined Adjusted OIBDA was primarily driven by increases in revenues, partially offset by increases in costs of revenues.

Education and Other

(dollars in millions)	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Revenues	$14	$44	(68)%	$49	$81	(40)%
Adjusted OIBDA	$—	$5	(100)%	$3	$(1)	NM

Education and Other revenues for the second quarter of 2018 decreased $30 million and Adjusted OIBDA decreased $5 million, primarily due to the sale of a majority stake in the education business on April 30, 2018.

Corporate and Inter-Segment Eliminations
Adjusted OIBDA for the second quarter of 2018 decreased 15% compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, Adjusted OIBDA decreased 4%. Excluding the impact of foreign currency fluctuations and on a pro forma basis, the Adjusted OIBDA loss decreased 9% compared with the prior year quarter due to reductions in personnel costs as a result of the integration of Scripps Networks partially offset by increases in technology costs.

FULL YEAR 2018 OUTLOOK(1)
Discovery will provide forward-looking guidance in connection with this quarterly earnings announcement on its quarterly earnings conference call and webcast referenced hereafter.

(1)	Discovery is unable to provide a reconciliation of the forward-looking guidance to GAAP measures as, at this time, Discovery cannot determine all of the adjustments that would be required.

NON-GAAP FINANCIAL MEASURES
In addition to the results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) provided in this release, the Company has presented Adjusted OIBDA, Adjusted EPS and free cash flow. These non-GAAP measures should be considered in addition to, but not as a substitute for, operating income, net income, earnings per diluted share and other measures of financial performance reported in accordance with GAAP. Please review the supplemental financial schedules beginning on page 19 for reconciliations to the most comparable GAAP measures.

Adjusted OIBDA and Adjusted OIBDA Excluding the Impact of Currency Effects
The Company evaluates the operating performance of its segments based on financial measures such as revenues and Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”). Adjusted OIBDA is defined as operating income excluding: (i) mark-to-market share-based compensation, (ii) depreciation and amortization, (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations related to production studios, and (vii) third-party transaction costs directly related to the acquisition and integration of Scripps Networks.

The Company uses Adjusted OIBDA to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance and allocate resources to each segment. The Company believes Adjusted OIBDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes mark-to-market share-based compensation, restructuring and other charges, certain impairment charges, gains and losses on business and asset dispositions and Scripps Networks transaction and integration costs from the calculation of Adjusted OIBDA due to their impact on comparability between periods. The Company also excludes depreciation of fixed assets and amortization of intangible assets, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Total Adjusted OIBDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Refer to the comments that follow for our methodology for calculating growth rates excluding the impact of currency effects.

Adjusted EPS and Adjusted EPS Excluding the Impact of Currency Effects
Adjusted EPS is defined as earnings excluding the impact of amortization of acquisition-related intangible assets per diluted share. The Company believes Adjusted EPS is relevant to investors because this metric allows them to evaluate the performance of the Company's operations exclusive of the non-cash amortization of acquisition-related intangible assets that impact the comparability of results from period to period. Refer to the comments that follow for our methodology for calculating growth rates excluding the impact of currency effects.

Methodology for Calculating Growth Rates Excluding the Impact of Currency Effects
In addition to the Transactions, the impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (ex-FX), in addition to results reported in accordance with GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with GAAP.

The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. The ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2018 Baseline Rate”), and the prior year amounts translated at the same 2018 Baseline Rate. In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses.

Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies.

Selling, General and Administrative Expense
Selling, general and administrative expense, as presented, excludes mark-to-market based compensation and Scripps Networks transaction and integration costs due to their impact on comparability between periods.

Free Cash Flow
The Company defines free cash flow as cash provided by operating activities less acquisitions of property and equipment. The Company uses free cash flow as it believes it is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments and return capital to stockholders.

Pro Forma Adjustments
The discussion and tables beginning on page 11 compares our actual and pro forma combined results as if the Transactions occurred on January 1, 2017. Management believes reviewing our actual operating results in addition to combined pro forma results is useful in identifying trends in, or reaching conclusions regarding, the overall operating performance of our businesses. Our combined U.S. Networks, International Networks and Corporate and Inter-Segment Eliminations pro forma information is based on the historical operating results of the respective businesses as applicable to each segment and includes adjustments directly attributable to the Transactions as if they had occurred on January 1, 2017, such as:

1. The impact of the purchase price allocation to the fair value of assets, liabilities, and noncontrolling interests, such as intangible amortization;
2. Adjustments to remove items associated with the Transactions that will not have a continuing impact on the combined entity, such as transaction costs and the impact of employee retention agreements; and
3. Changes to align accounting policies.

Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined businesses. Pro forma amounts are not necessarily indicative of what our results would have been had we operated the acquired businesses since January 1, 2017, and should not be taken as indicative of the Company's future consolidated results of operations.

Actual amounts for the three and six months ended June 30, 2018 include the results of operations for the Discovery and Scripps Networks, OWN and MTG businesses for the period since each respective transaction. Scripps Networks was acquired on March 6, 2018, OWN was consolidated on November 30, 2017 and MTG was consolidated on September 25, 2017.

Conference Call Information
Discovery will host a conference call today, August 7, 2018 at 8:30 a.m. ET to discuss its second quarter results. To listen to the call, visit https://corporate.discovery.com or dial 1-844-452-2811 inside the U.S. and 1-574-990-9832 outside of the U.S., using conference ID: 7895109 and passcode: DISCA.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its Annual Report on Form 10-K filed with the SEC on February 28, 2018.
Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this release include, without limitation, statements regarding investing in the Company's programming, strategic growth initiatives, and the timing and effects of the Scripps Networks acquisition and related transactions. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

About Discovery
Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and in nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps and Discovery Kids Play; direct-to-consumer streaming services such as Eurosport Player and Motor Trend OnDemand; digital-first and social content from Group Nine Media and a strategic alliance with the PGA Tour to create the Global Home of Golf. Discovery’s portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, Turbo/Velocity, Animal Planet, and Science Channel, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit https://corporate.discovery.com and follow @DiscoveryIncTV across social platforms.

Contacts

Corporate Communications	Investor Relations
Bill Launder (212) 548-5693	Andrew Slabin (212) 548-5544
bill_launder@discovery.com	andrew_slabin@discovery.com

Jackie Burka (212) 548-5642
jackie_burka@discovery.com

DISCOVERY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in millions, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues:
Distribution	$1,186	$857	$2,237	$1,712
Advertising	1,563	805	2,575	1,492
Other	96	83	340	154
Total revenues	2,845	1,745	5,152	3,358
Costs and expenses:
Costs of revenues, excluding depreciation and amortization	995	634	2,055	1,241
Selling, general and administrative	687	389	1,296	804
Depreciation and amortization	410	80	603	160
Restructuring and other charges	187	8	428	32
(Gain) loss on disposition	(84)	4	(84)	4
Total costs and expenses	2,195	1,115	4,298	2,241
Operating income	650	630	854	1,117
Interest expense	(196)	(91)	(373)	(182)
Loss on extinguishment of debt	—	—	—	(54)
Loss from equity investees, net	(40)	(42)	(62)	(95)
Other expense, net	(47)	(24)	(69)	(37)
Income before income taxes	367	473	350	749
Income tax expense	(123)	(93)	(103)	(148)
Net income	244	380	247	601
Net income attributable to noncontrolling interests	(23)	—	(28)	—
Net income attributable to redeemable noncontrolling interests	(5)	(6)	(11)	(12)
Net income available to Discovery, Inc.	$216	$374	$208	$589

Net income per share allocated to Discovery, Inc. Series A, B and C common stockholders:
Basic	$0.30	$0.65	$0.31	$1.02
Diluted(1)	$0.30	$0.64	$0.31	$1.01

Weighted average shares outstanding:
Basic	523	384	473	387
Diluted(1)	712	578	661	583

(1) Diluted shares adjust for the potential dilution that would occur if common stock equivalents, including convertible preferred stock and share-based awards, were converted into common stock or exercised.

DISCOVERY, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited; in millions, except par value)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$392	$7,309
Receivables, net	2,747	1,838
Content rights, net	358	410
Prepaid expenses and other current assets	409	434
Total current assets	3,906	9,991

Noncurrent content rights, net	3,258	2,213
Property and equipment, net	784	597
Assets held for sale	68	—
Goodwill, net	13,119	7,073
Intangible assets, net	10,368	1,770
Equity method investments	1,023	335
Other noncurrent assets	966	576
Total assets	$33,492	$22,555
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$300	$277
Accrued liabilities	1,473	1,309
Deferred revenues	277	255
Current portion of debt	646	30
Total current liabilities	2,696	1,871

Noncurrent portion of debt	17,683	14,755
Deferred income taxes	1,968	319
Other noncurrent liabilities	1,109	587
Total liabilities	23,456	17,532
Redeemable noncontrolling interests	410	413
Equity:
Discovery, Inc. stockholders’ equity:
Series A-1 convertible preferred stock: $0.01 par value; 8 authorized; 8 shares issued	—	—
Series C-1 convertible preferred stock: $0.01 par value; 6 authorized; 6 shares issued	—	—
Series A common stock: $0.01 par value; 1,700 shares authorized; 159 and 157 shares issued	1	1
Series B convertible common stock: $0.01 par value; 100 shares authorized; 7 shares issued	—	—
Series C common stock: $0.01 par value; 2,000 shares authorized; 524 and 383 shares issued	5	4
Additional paid-in capital	10,590	7,295
Treasury stock, at cost	(6,737)	(6,737)
Retained earnings	4,867	4,632
Accumulated other comprehensive loss	(790)	(585)
Total Discovery, Inc. stockholders' equity	7,936	4,610
Noncontrolling interests	1,690	—
Total equity	9,626	4,610
Total liabilities and equity	$33,492	$22,555

DISCOVERY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in millions)

	Six Months Ended June 30,
	2018	2017
Operating Activities
Net income	$247	$601
Adjustments to reconcile net income to cash provided by operating activities:
Share-based compensation expense	49	22
Depreciation and amortization	603	160
Content rights expense and impairment	1,660	910
(Gain) loss on disposition	(84)	4
Equity in losses of equity method investee companies, net of cash distributions	95	100
Deferred income taxes	(80)	(88)
Loss on extinguishment of debt	—	54
Other, net	25	16
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables, net	(176)	(249)
Content rights and payables, net	(1,583)	(947)
Accounts payable and accrued liabilities	(68)	(151)
Income taxes receivable and prepaid income taxes	(42)	32
Foreign currency and other, net	70	(21)
Cash provided by operating activities	716	443
Investing Activities
Business acquisitions, net of cash acquired	(8,565)	—
Payments for investments	(48)	(270)
Proceeds from dispositions, net of cash disposed	107	29
Purchases of property and equipment	(82)	(78)
Distributions from equity method investees	—	18
Proceeds from derivative instruments, net	1	5
Other investing activities, net	4	3
Cash used in investing activities	(8,583)	(293)
Financing Activities
Commercial paper borrowings, net	579	25
Borrowings under revolving credit facility	—	350
Principal repayments of revolving credit facility	(50)	(200)
Borrowings under term loan facilities	2,000	—
Principal repayments of term loans	(1,500)	—
Borrowings from debt, net of discount and including premiums	—	659
Principal repayments of debt, including discount payment and premiums to par value	—	(650)
Principal repayments of capital lease obligations	(25)	(19)
Repurchases of stock	—	(501)
Cash settlement of common stock repurchase contracts	—	58
Distributions to noncontrolling interests and redeemable noncontrolling interests	(59)	(20)
Share-based plan proceeds, net	26	11
Borrowings under program financing line of credit	23	—
Other financing activities, net	(17)	(8)
Cash provided by (used in) financing activities	977	(295)
Effect of exchange rate changes on cash and cash equivalents	(27)	51
Net change in cash and cash equivalents	(6,917)	(94)
Cash and cash equivalents, beginning of period	7,309	300
Cash and cash equivalents, end of period	$392	$206

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

TOTAL COMPANY REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(2)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$1,186	$—	$1,186	$857	$277	$1,134	$329	38%	$52	5%	3%
Advertising	1,563	1	1,564	805	715	1,520	758	94%	44	3%	1%
Other	96	(2)	94	83	32	115	13	16%	(21)	(18)%	(19)%
Total revenues	2,845	(1)	2,844	1,745	1,024	2,769	1,100	63%	75	3%	1%
Costs of revenues, excluding depreciation and amortization	995	5	1,000	634	335	969	361	57%	31	3%	1%
Selling, general and administrative	636	(1)	635	394	259	653	242	61%	(18)	(3)%	(5)%
Adjusted OIBDA(3)	$1,214	$(5)	$1,209	$717	$430	$1,147	497	69%	62	5%	5%

TOTAL COMPANY UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	650	66	716	630	121	751	$20	3%	$(35)	(5)%
Restructuring and other charges	187	—	187	8	—	8	179	NM	179	NM
Depreciation and amortization	410	(70)	340	80	311	391	330	NM	(51)	(13)%
Mark-to-market share-based compensation	26	(1)	25	(5)	(2)	(7)	31	NM	32	NM
Scripps Networks transaction and integration costs	25	—	25	—	—	—	25	100%	25	100%
(Gain) loss on disposition	(84)	—	(84)	4	—	4	(88)	NM	(88)	NM
Adjusted OIBDA(3)	$1,214	$(5)	$1,209	$717	$430	$1,147	497	69%	62	5%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(3) See full definition of Adjusted OIBDA on page 5.
NM: Not Meaningful

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

U.S. NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:
Distribution	$654	$(1)	$653	$400	$249	$649	$254	64%	$4	1%
Advertising	1,090	1	1,091	472	607	1,079	618	NM	12	1%
Other	36	(1)	35	18	20	38	18	100%	(3)	(8)%
Total revenues	1,780	(1)	1,779	890	876	1,766	890	100%	13	1%
Costs of revenues, excluding depreciation and amortization	(490)	1	(489)	(216)	(267)	(483)	(274)	NM	(6)	(1)%
Selling, general and administrative	(307)	(1)	(308)	(107)	(202)	(309)	(200)	NM	1	—%
Adjusted OIBDA(2)	983	(1)	982	567	407	974	416	73%	8	1%

U.S. NETWORKS UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$667	$69	$736	$559	$133	$692	$108	19%	$44	6%
Depreciation and amortization	295	(70)	225	6	283	289	289	NM	(64)	(22)%
Restructuring and other charges	19	—	19	—	—	—	19	100%	19	100%
Inter-segment eliminations	(2)	—	(2)	2	(7)	(5)	(4)	NM	3	60%
Mark-to-market share-based compensation	—	—	—	—	(2)	(2)	—	—%	2	100%
Scripps Networks transaction and integration costs	4	—	4	—	—	—	4	100%	4	100%
Adjusted OIBDA(2)	983	(1)	982	567	407	974	416	73%	8	1%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

INTERNATIONAL NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(2)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$532	$1	$533	$457	$28	$485	$75	16%	$48	10%	6%
Advertising	473	—	473	333	108	441	140	42%	32	7%	2%
Other	46	(1)	45	21	12	33	25	NM	12	36%	37%
Total revenues	1,051	—	1,051	811	148	959	240	30%	92	10%	5%
Costs of revenues, excluding depreciation and amortization	(499)	(6)	(505)	(400)	(68)	(468)	(99)	(25)%	(37)	(8)%	(4)%
Selling, general and administrative	(216)	1	(215)	(175)	(35)	(210)	(41)	(23)%	(5)	(2)%	3%
Adjusted OIBDA(3)	336	(5)	331	236	45	281	100	42%	50	18%	14%

INTERNATIONAL NETWORKS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$102	$(5)	$97	$177	$12	$189	$(75)	(42)%	$(92)	(49)%
Depreciation and amortization	83	—	83	55	27	82	28	51%	1	1%
Restructuring and other charges	146	—	146	4	—	4	142	NM	142	NM
Inter-segment eliminations	5	—	5	—	6	6	5	100%	(1)	(17)%
Adjusted OIBDA(3)	336	(5)	331	236	45	281	100	42%	50	18%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

CORPORATE AND INTER-SEGMENT ELIMINATIONS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:	$—	$—	$—	$—	$—	$—	$—	—%	$—	—%
Costs of revenues, excluding depreciation and amortization	—	—	—	(1)	—	(1)	1	100%	1	100%
Selling, general and administrative	(105)	1	(104)	(90)	(22)	(112)	(15)	(17)%	8	7%
Adjusted OIBDA(2)	(105)	1	(104)	(91)	(22)	(113)	(14)	(15)%	9	8%

CORPORATE AND INTER-SEGMENT ELIMINATIONS' UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$(204)	$2	$(202)	$(108)	$(24)	$(132)	$(96)	(89)%	$(70)	(53)%
Mark-to-market share-based compensation	26	(1)	25	(5)	—	(5)	31	NM	30	NM
Depreciation and amortization	31	—	31	18	1	19	13	72%	12	63%
Restructuring and other charges	21	—	21	4	—	4	17	NM	17	NM
Scripps Networks transaction and integration costs	21	—	21	—	—	—	21	100%	21	100%
Inter-segment eliminations	—	—	—	—	1	1	—	—%	(1)	(100)%
Adjusted OIBDA(2)	(105)	1	(104)	(91)	(22)	(113)	(14)	(15)%	9	8%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

TOTAL COMPANY REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(3)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$2,237	$177	$2,414	$1,712	$555	$2,267	$525	31%	$147	6%	4%
Advertising	2,575	426	3,001	$1,492	1,357	2,849	1,083	73%	152	5%	3%
Other	340	19	359	154	68	222	186	NM	137	62%	56%
Total revenues	5,152	622	5,774	3,358	1,980	5,338	1,794	53%	436	8%	6%
Costs of revenues, excluding depreciation and amortization	2,055	205	2,260	1,241	642	1,883	814	66%	377	20%	16%
Selling, general and administrative	1,186	159	1,345	797	524	1,321	389	49%	24	2%	2%
Adjusted OIBDA(4)	1,911	258	2,169	1,320	814	2,134	591	45%	35	2%	1%

TOTAL COMPANY UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	854	213	1,067	1,117	191	1,308	(263)	(24)%	(241)	(18)%
Restructuring and other charges	428	10	438	32	—	32	396	NM	406	NM
Depreciation and amortization	603	64	667	160	622	782	443	NM	(115)	(15)%
Mark-to-market share-based compensation	29	—	29	7	1	8	22	NM	21	NM
Scripps Networks transaction and integration costs	81	(28)	53	—	—	—	81	100%	53	100%
(Gain) loss on disposition	(84)	—	(84)	4	—	4	(88)	NM	(88)	NM
Inter-segment eliminations	—	(1)	(1)	—	—	—	—	—%	(1)	(100)%
Adjusted OIBDA(4)	1,911	258	2,169	1,320	814	2,134	591	45%	35	2%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after March 31, 2018. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(4) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

U.S. NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:
Distribution	$1,168	$155	$1,323	$808	$500	$1,308	$360	45%	$15	1%
Advertising	1,717	357	2,074	877	1,168	2,045	840	96%	29	1%
Other	69	6	75	34	43	77	35	NM	(2)	(3)%
Total revenues	2,954	518	3,472	1,719	1,711	3,430	1,235	72%	42	1%
Costs of revenues, excluding depreciation and amortization	(811)	(152)	(963)	(426)	(510)	(936)	(385)	90%	(27)	(3)%
Selling, general and administrative	(508)	(111)	(619)	(225)	(404)	(629)	(283)	NM	10	2%
Adjusted OIBDA(3)	1,635	255	1,890	1,068	797	1,865	567	53%	25	1%

U.S. NETWORKS UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$1,182	$209	$1,391	$1,042	$246	$1,288	$140	13%	$103	8%
Restructuring and other charges	53	6	59	4	—	4	49	NM	55	NM
Depreciation and amortization	395	44	439	14	568	582	381	NM	(143)	(25)%
Mark-to-market share-based compensation	—	—	—	—	(2)	(2)	—	—%	2	100%
Inter-segment eliminations	1	(4)	(3)	8	(15)	(7)	(7)	(88)%	4	57%
Scripps Networks transaction and integration costs	4	—	4	—	—	—	4	100%	4	100%
Adjusted OIBDA(3)	1,635	255	1,890	1,068	797	1,865	567	53%	25	1%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after March 31, 2018. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

INTERNATIONAL NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(3)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$1,069	$22	$1,091	$904	$55	$959	$165	18%	$132	14%	8%
Advertising	858	69	927	615	189	804	243	40%	123	15%	6%
Other	222	13	235	39	25	64	183	NM	171	NM	NM
Total revenues	2,149	104	2,253	1,558	269	1,827	591	38%	426	23%	15%
Costs of revenues, excluding depreciation and amortization	(1,226)	(53)	(1,279)	(781)	(132)	(913)	(445)	(57)%	(366)	(40)%	(31)%
Selling, general and administrative	(450)	(26)	(476)	(347)	(69)	(416)	(103)	(30)%	(60)	(14)%	(4)%
Adjusted OIBDA(4)	473	25	498	430	68	498	43	10%	—	—%	4%

INTERNATIONAL NETWORKS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$71	$1	$72	$300	$3	$303	$(229)	(76)%	$(231)	(76)%
Depreciation and amortization	150	19	169	109	53	162	41	38%	7	4%
Inter-segment eliminations	6	3	9	—	12	12	6	100%	(3)	(25)%
Restructuring and other charges	246	2	248	21	—	21	225	NM	227	NM
Adjusted OIBDA(4)	473	25	498	430	68	498	43	10%	—	—%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after March 31, 2018. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(4) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

CORPORATE AND INTER-SEGMENT ELIMINATIONS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:	$—	$—	$—	$—	$—	$—	—	—%	—	—%
Costs of revenues, excluding depreciation and amortization	(1)	—	(1)	(1)	—	(1)	—	—%	—	—%
Selling, general and administrative	(199)	(22)	(221)	(176)	(51)	(227)	(23)	(13)%	6	3%
Adjusted OIBDA(3)	(200)	(22)	(222)	(177)	(51)	(228)	(23)	(13)%	6	3%

CORPORATE AND INTER-SEGMENT ELIMINATIONS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Six Months Ended June 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$(489)	$3	$(486)	$(225)	$(58)	$(283)	$(264)	NM	$(203)	(72)%
Mark-to-market share-based compensation	29	—	29	7	3	10	22	NM	19	NM
Depreciation and amortization	55	1	56	35	1	36	20	57%	20	56%
Restructuring and other charges	128	2	130	6	—	6	122	NM	124	NM
Scripps Networks transaction and integration costs	77	(28)	49	—	—	—	77	100%	49	100%
Inter-segment eliminations	—	—	—	—	3	3	—	—%	(3)	(100)%
Adjusted OIBDA(3)	(200)	(22)	(222)	(177)	(51)	(228)	(23)	(13)%	6	3%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after March 31, 2018. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF NET INCOME TO
ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION
(unaudited; in millions)

	Three Months Ended June 30, 2018
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$216
Net income attributable to redeemable noncontrolling interests					5
Net income attributable to noncontrolling interests					23
Income tax expense					123
Other expense, net					47
Loss from equity investees, net					40
Interest expense					196
Operating income	667	102	85	(204)	650
Inter-segment eliminations	(2)	5	(3)	—	—
Restructuring and other charges	19	146	1	21	187
Depreciation and amortization	295	83	1	31	410
Mark-to-market share-based compensation	—	—	—	26	26
Scripps Networks transaction and integration costs	4	—	—	21	25
(Gain) loss on disposition	—	—	(84)	—	$(84)
Total Adjusted OIBDA	983	336	$—	(105)	$1,214

	Three Months Ended June 30, 2017
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$374
Net income attributable to redeemable noncontrolling interests					6
Income tax expense					93
Other expense, net					24
Loss from equity investees, net					42
Interest expense					91
Operating income	559	177	2	(108)	630
Inter-segment eliminations	2	—	(2)	—	—
Restructuring and other charges	—	4	—	4	8
Depreciation and amortization	6	55	1	18	80
Mark-to-market share-based compensation	—	—	—	(5)	(5)
Scripps Networks transaction and integration costs	—	—	—	—	—
(Gain) loss on disposition	—	—	4	—	4
Total Adjusted OIBDA	567	236	5	(91)	$717

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF NET INCOME TO
ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION
(unaudited; in millions)

	Six Months Ended June 30, 2018
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$208
Net income attributable to redeemable noncontrolling interests					11
Net income attributable to noncontrolling interests					28
Income tax expense					103
Other expense, net					69
Loss from equity investees, net					62
Interest expense					373
Operating income	1,182	71	90	(489)	854
Inter-segment eliminations	1	6	(7)	—	—
Restructuring and other charges	53	246	1	128	428
Depreciation and amortization	395	150	3	55	603
Mark-to-market share-based compensation	—	—	—	29	29
Scripps Networks transaction and integration costs	4	—	—	77	81
(Gain) loss on disposition	—	—	(84)	—	(84)
Total Adjusted OIBDA	1,635	473	$3	(200)	$1,911

	Six Months Ended June 30, 2017
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$589
Net income attributable to redeemable noncontrolling interests					12
Net income attributable to noncontrolling interests					—
Income tax expense					148
Other expense, net					37
Loss from equity investees, net					95
Loss on extinguishment of debt					54
Interest expense					182
Operating income	1,042	300	—	(225)	1,117
Inter-segment eliminations	8	—	(8)	—	—
Restructuring and other charges	4	21	1	6	32
Depreciation and amortization	14	109	2	35	160
Mark-to-market share-based compensation	—	—	—	7	7
Scripps Networks transaction and integration costs	—	—	—	—	—
(Gain) loss on disposition	—	—	4	—	4
Total Adjusted OIBDA	1,068	430	(1)	$(177)	$1,320

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

EARNINGS PER SHARE

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Numerator:
Net income	$244	$380	$247	$601
Less:
Allocation of undistributed income to Series A-1 convertible preferred stock	(21)	(46)	(22)	(72)
Net income attributable to noncontrolling interests	(23)	—	(28)	—
Net income attributable to redeemable noncontrolling interests	(5)	(6)	(11)	(12)
Redeemable noncontrolling interest adjustments to redemption value	(6)	—	(6)	—
Net income allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders for basic net income per share	$189	$328	$180	$517
Allocation of net income to Discovery, Inc. Series A, B and C common stockholders and Series C-1 convertible preferred stockholders for basic net income per share:
Series A, B and C common stockholders	155	250	145	393
Series C-1 convertible preferred stockholders	34	78	35	124
Total	189	328	180	517
Add:
Allocation of undistributed income to Series A-1 convertible preferred stockholders	21	46	22	72
Net income allocated to Discovery, Inc. Series A, B and C common stockholders for diluted net income per share	$210	$374	$202	$589

Denominator — weighted average:
Series A, B and C common shares outstanding — basic	523	384	473	387
Impact of assumed preferred stock conversion	187	192	187	193
Dilutive effect of share-based awards	2	2	1	3
Series A, B and C common shares outstanding — diluted	712	578	661	583
Series C-1 convertible preferred stock outstanding — basic and diluted	6	6	6	6

Basic net income per share allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders:
Series A, B and C common stockholders	$0.30	$0.65	$0.31	$1.02
Series C-1 convertible preferred stockholders	$5.73	$12.54	$5.93	$19.65

Diluted net income per share allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders:
Series A, B and C common stockholders	$0.30	$0.64	$0.31	$1.01
Series C-1 convertible preferred stockholders	$5.72	$12.50	$5.92	$19.56

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

CALCULATION OF ADJUSTED EARNINGS PER DILUTED SHARE

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
Diluted net income per share available to Discovery, Inc. Series A, B and C common stockholders	$0.30	$0.64	$(0.34)	$0.31	$1.01	$(0.70)
Per share impact of amortization of acquisition-related intangible assets, net of tax	0.36	0.04	0.32	0.53	0.08	0.45
Adjusted earnings per diluted share	$0.66	$0.68	$(0.02)	$0.84	$1.09	$(0.25)

CALCULATION OF FREE CASH FLOW

	Three Months Ended June 30,				Six Months Ended June 30,
	2018	2017	Change	% Change	2018	2017	Change	% Change
Cash provided by operating activities	556	$188	$368	NM	$716	$443	$273	62%
Purchases of property and equipment	(34)	(31)	(3)	(10)%	(82)	(78)	(4)	(5)%
Free cash flow	$522	$157	$365	NM	$634	$365	$269	74%

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

BORROWINGS

June 30, 2018
5.625% Senior notes, semi-annual interest, due August 2019	$411
2.200% Senior notes, semi-annual interest, due September 2019	500
Floating rate notes, quarterly interest, due September 2019	400
2.750% Senior notes, semi-annual interest, due November 2019	500
2.800% Senior notes, semi-annual interest, due June 2020	600
5.050% Senior notes, semi-annual interest, due June 2020	789
4.375% Senior notes, semi-annual interest, due June 2021	650
2.375% Senior notes, euro denominated, annual interest, due March 2022	347
3.300% Senior notes, semi-annual interest, due May 2022	500
3.500% Senior notes, semi-annual interest, due June 2022	400
2.950% Senior notes, semi-annual interest, due March 2023	1,200
3.250% Senior notes, semi-annual interest, due April 2023	350
3.800% Senior notes, semi-annual interest, due March 2024	450
2.500% Senior notes, sterling denominated, annual interest, due September 2024	522
3.900% Senior notes, semi-annual interest, due November 2024	500
3.450% Senior notes, semi-annual interest, due March 2025	300
3.950% Senior notes, semi-annual interest, due June 2025	500
4.900% Senior notes, semi-annual interest, due March 2026	700
1.900% Senior notes, euro denominated, annual interest, due March 2027	694
3.950% Senior notes, semi-annual interest, due March 2028	1,700
5.000% Senior notes, semi-annual interest, due September 2037	1,250
6.350% Senior notes, semi-annual interest, due June 2040	850
4.950% Senior notes, semi-annual interest, due May 2042	500
4.875% Senior notes, semi-annual interest, due April 2043	850
5.200% Senior notes, semi-annual interest, due September 2047	1,250
Term loans	500
Revolving credit facility	375
Commercial paper	579
Program financing line of credit	23
Capital lease obligations	279
Total debt	18,469
Unamortized discount, premium and debt issuance costs, net	(140)
Debt, net of unamortized discount, premium and debt issuance costs	18,329
Current portion of debt	(646)
Noncurrent portion of debt	$17,683